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EXHIBIT 23.1

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        We consent to the incorporation by reference in Registration Statements Nos. 333-50912, 333-88313, and 333-106325 on Forms S-8 of our report dated March 25, 2005, relating to the consolidated financial statements appearing in the Annual Report on Form 10-K of Edgewater Technology, Inc. and subsidiaries for the years ended December 31, 2004 and 2003.

/s/ Deloitte & Touche LLP
Boston, Massachusetts
March 25, 2005

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  EXHIBIT 23.1
CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM